FOR IMMEDIATE RELEASE         Contacts:   Investors         Media
May 21, 2003                              Andrew Brown      Robin Schoen
                                          646/414-1151      215/504-2122

            MEDIX RESOURCES ANNOUNCES NATIONAL DISTRIBUTION STRATEGY
  Comprehensive PALMTM-based Solution Added To Product Suite To Be Distributed
  To Healthcare Professionals Over the Internet In Conjunction With A National
                              Advertising Campaign

New York,  NY -Medix  Resources,  Inc.  [AMEX:MXR]  today  announced  that it is planning on nationally  distributing its healthcare  connectivity solutions over the Internet.  Medix's product suite,  which will be marketed through its wholly
owned  HealthRamp  subsidiary,   will  be  the  first  comprehensive  healthcare
connectivity  solution to be offered directly to healthcare  professionals  over the  Internet.  Electronic  prescribing,  drug  reference,  medication  history, patient-specific  formulary,  charge capture and lab orders and results will all be part of the HealthRamp product suite,  positioning HealthRamp uniquely in the marketplace  for  connectivity  solutions.  Through its wholly owned  HealthRamp
subsidiary,   Medix  provides  Internet-based  healthcare  communication,   data
integration, and transaction processing. The new product suite will be delivered to healthcare professionals using either PalmOS or WinCE operating systems.

"RxHub's long-term commitment to improving patient safety, increasing efficiency and reducing  medication costs is supported by Medix's efforts.  We look forward to working with Medix to bring the  benefits of  electronic  prescribing  to the widest  possible  audience  over the coming  years.  We believe the  benefits of bringing  all aspects of the  medication  prescribing  process  online will save billions of dollars and countless  lives over time," stated Jim Bradley,  CEO of
RxHub.

"Prior to this  initiative,  physicians  were  forced to cope with  PALMTM-based tools that provided  inadequate  drug reference and coverage  information  for a limited set of medications  unable to match  automatically to specific patients.
By offering  HealthRamp's  product suite over the  Internet,  we will be able to take advantage of a proven  distribution  strategy for  PALMTM-based  healthcare technologies.  Our product  suite will offer a feature set that is  unmatched by our competitors," stated Darryl Cohen, Medix CEO and President. "We are going to be  nationally  advertising  on  television  to create broad  awareness  amongst healthcare professionals and patients as to the enabling power of our healthcare connectivity  tools. With electronic  prescribing being in its very early stages of adoption,  we intend to lead an  educational  and  promotional  effort unlike anything this budding industry has seen to date," concluded Cohen.

                                   - MORE -

Page Two/ Medix Resources Announces National Distribution Strategy
FOR IMMEDIATE RELEASE

Medix Resources,  Inc., through its wholly owned HealthRamp  subsidiary,  is the developer  and provider of fully  secure,  Internet-based  transaction  software products.  HealthRamp's product suite enables  communication of high value-added healthcare  information among physician  offices,  hospitals,  health management organizations,  and health insurance  companies.  Additional  information  about
Medix   Resources,   and  its   products   and   services,   can  be   found  at
www.medixresources.com.

                                    # # #

Information  in this press  release  contains  forward-looking  statements  that involve risks and uncertainties  that could adversely affect Medix in the future to a material degree. Such risks and uncertainties include,  without limitation, the ability of Medix to raise capital to finance the development of its Internet services and related software,  the effectiveness and the marketability of those services, the ability of the Company to protect its proprietary information, and the establishment of an efficient  corporate  operating structure as the Company grows.  These and other risks and  uncertainties  are presented in detail in the
Company's  Form 10-K for 2002,  which was filed with the Securities and Exchange
Commission on March 27, 2003. This  information is available from the SEC or the
Company.